UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In the first quarter of 2015, Kindred Healthcare, Inc. (the “Company”) consummated the merger with Gentiva Health Services, Inc. and the acquisition of Centerre Healthcare Corporation. As a result of these transactions, the Company realigned its business segments and prior period segment information has been reclassified to conform with the current period presentation in our Form 10-Qs filed with the Securities and Exchange Commission (the “SEC”) for the three months ended March 31, 2015 (the “Q1 10-Q”) and the six months ended June 30, 2015 (the “Q2 10-Q”). The realignment established Kindred at Home hospice services as a reportable operating segment and transfers five inpatient rehabilitation hospitals from the hospital division to the Kindred Hospital Rehabilitation Services business segment. The Company has elected to file this Current Report on Form 8-K to account for the transactions and realignment for all historical periods presented in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Form 10-K”).

Exhibit 99.1 of this Current Report on Form 8-K includes a recast presentation of the following sections of the Form 10-K to reflect the transactions and realignment referenced above: Item 1. Business, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data. Except for information and events related to these transactions and realignment, no revisions have been made to the Form 10-K to update for other information, developments or events that have occurred since the Form 10-K was filed on March 2, 2015, with the exception of Note 22.

This Current Report on Form 8-K should be read in conjunction with the Form 10-K, the Q1 10-Q, the Q2 10-Q and the Company’s other filings with the SEC. These filings contain important information regarding events, developments and updates affecting the Company and its expectations that have occurred since the filing of the Form 10‑K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Recast Presentation of Items 1, 6, 7 and 8 from the Form 10-K.

Exhibit 101.INS	XBRL Instance Document.

Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document.

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: September 17, 2015	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary